                                 SCHEDULE 14A
                           SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934
                              (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:


              [_] Preliminary Proxy     [_] Confidential, for
                  Statement                 Use of the
                                            Commission Only (as
              [X] Definitive Proxy          permitted by Rule
                  Statement                 14a-6(e)(2))
              [_] Definitive
                  Additional Materials
              [_] Soliciting Material
                  Pursuant to Section
                  240.14a-11(c) or
                  Section 240.14a-12




                           Russell Investment Funds
               (Name of Registrant as Specified In Its Charter)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies:


       -------------------------------------------------------------------------

   (2) Aggregate number of securities to which transaction applies:

       -------------------------------------------------------------------------


   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
       -------------------------------------------------------------------------


   (4) Proposed maximum aggregate value of transaction:
       -------------------------------------------------------------------------


   (5) Total fees paid:
       -------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1) Amount Previously Paid:
       -------------------------------------------------------------------------

   (2) Form, Schedule or Registration Statement No.:
       -------------------------------------------------------------------------

   (3) Filing Party:
       -------------------------------------------------------------------------

   (4) Date Filed:
       -------------------------------------------------------------------------

                           RUSSELL INVESTMENT FUNDS
                                 909 A STREET
                           TACOMA, WASHINGTON 98402

                                1-800-628-8510


Dear Shareholder:


   Enclosed is a Notice of Special Meeting of shareholders of Russell Investment Funds ("RIF"). The Special Meeting has been called for October 3, 2003 at 9:30 a.m., local time, at the offices of RIF at 909 A Street, Tacoma, Washington 98402. The accompanying Proxy Statement details the proposals being presented for consideration by shareholders of RIF's series (each a "Fund," and, collectively, the "Funds").


   Shareholders will be asked to consider the following proposals at the Special Meeting:

      1. To elect three members of the Board of Trustees of RIF;

      2. To approve a change to each Fund's fundamental investment objective;

      3. To approve the reclassification of the investment objective of each Fund from "fundamental" to "non-fundamental"; and

      4. To consider and act on any other business (none being known as of the date of this notice) as may legally come before the Special Meeting or any adjournment thereof.


   The enclosed materials provide details of the proposals. A proxy or voting instruction card for the Special Meeting is enclosed. IT IS IMPORTANT THAT YOU COMPLETE, SIGN AND RETURN YOUR CARD, OR TAKE ADVANTAGE OF THE FACSIMILE, TELEPHONIC OR INTERNET VOTING OR VOTING INSTRUCTION PROCEDURES DESCRIBED IN THE PROXY OR VOTING INSTRUCTION CARD, AS SOON AS POSSIBLE TO ENSURE THAT YOUR VOTE OR INSTRUCTIONS ARE COUNTED AT THE SPECIAL MEETING.


                                          Sincerely,

                                          /s/ Karl J. Ege
                                          Karl J. Ege
                                          Secretary

Note: You may receive more than one card. PLEASE COMPLETE EACH CARD PROVIDED.

                           RUSSELL INVESTMENT FUNDS
                            Multi-Style Equity Fund
                            Aggressive Equity Fund
                                  Non-US Fund
                                Core Bond Fund
                          Real Estate Securities Fund

                (each a "Fund," and, collectively, the "Funds")

                                 909 A STREET
                           TACOMA, WASHINGTON 98402

                               -----------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 3, 2003

                               -----------------


   NOTICE IS HEREBY GIVEN that a Special Meeting of the shareholders of the Funds, each a series of Russell Investment Funds ("RIF"), will be held at RIF's offices located at 909 A Street, Tacoma, Washington, on October 3, 2003 at 9:30 a.m., local time, for the following purposes:


      1. To elect three members of the Board of Trustees of RIF;

      2. To approve a change to the fundamental investment objective of each Fund;

      3. To approve the reclassification of the investment objective of each Fund from "fundamental" to "non-fundamental"; and

      4. To consider and act on any other business (none being known as of the date of this notice) as may legally come before the Special Meeting or any adjournment thereof.

   The attached Proxy Statement provides more information concerning each of the proposed items upon which shareholders will be asked to vote.

   Shareholders of record as of the close of business on July 7, 2003 are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

                                          By Order of the Board of Trustees,

                                          /s/ Karl J. Ege
                                          Karl J. Ege
                                          Secretary
Tacoma, Washington
July 8, 2003

  IT IS IMPORTANT THAT SHARES REPRESENTED BY YOUR VOTING INSTRUCTIONS BE REPRESENTED AT THE SPECIAL MEETING! WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR TAKE ADVANTAGE OF THE FACSIMILE, TELEPHONIC OR INTERNET VOTING PROCEDURES DESCRIBED IN THE PROXY CARD OR VOTING INSTRUCTION CARD.

                               TABLE OF CONTENTS


                                                                           PAGE
                                                                           ----
 Questions and Answers About the Special Meeting and the Proxy Statement..   2

 Proposal 1:  Election of Trustees to the Board of Trustees of RIF........   4

 Proposal 2:  To change the fundamental investment objectives of the Funds  12

 Proposal 3:  To make each Fund's investment objective non-fundamental....  16

 Other Business...........................................................  17

 Information about RIF....................................................  18

 Further Information......................................................  20

 List of Names and Addresses of Money Managers............................  22

 Beneficial Owners of the Funds...........................................  24

                           RUSSELL INVESTMENT FUNDS
                                 909 A Street
                           Tacoma, Washington 98402

                                1-800-628-8510


                               -----------------

                                PROXY STATEMENT

                               -----------------

                              DATED July 8, 2003

                   FOR A SPECIAL MEETING OF SHAREHOLDERS OF

                            Multi-Style Equity Fund
                            Aggressive Equity Fund
                                  Non-US Fund
                                Core Bond Fund
                          Real Estate Securities Fund

                (each a "Fund," and, collectively, the "Funds")

                               EACH A SERIES OF
                       RUSSELL INVESTMENT FUNDS ("RIF")

                QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
                            AND THE PROXY STATEMENT

GENERAL INFORMATION ABOUT THE PROPOSALS

Q. What is the purpose of this proxy statement?

A. You are receiving these proxy materials--a booklet that includes the Proxy Statement and one or more proxy or voting instruction cards--because you have the right to vote or give voting instructions on important proposals concerning your investment in your Fund(s).

   The principal purpose of this Proxy Statement is to seek shareholder approval of the matters identified in the table below.

                               Proposal                         Shareholders Solicited
                               --------                         ----------------------
1.      To elect three members of the Board of Trustees of RIF.       Each Fund

2(a)    To approve changes to the fundamental investment              Each Fund
through objectives of the Funds.
2(e)

3.      To approve a change to the fundamental investment             Each Fund
        objectives of the Funds to make them non-fundamental.

INFORMATION ABOUT VOTING

Q. Who is asking for my vote?


A. The Board of Trustees (the "Board" or the "Trustees") of RIF has requested your vote on several matters in connection with the Special Meeting (the "Special Meeting") of shareholders of the series of RIF (the "Shareholders"). The Special Meeting will be held at 9:30 a.m., local time, on October 3, 2003, at the offices of RIF located at 909 A Street, Tacoma, Washington. RIF proposes to mail the Notice of Special Meeting, the proxy card and the Proxy Statement to Shareholders of record on or about July 15, 2003. As described below, on or about such date, the Notice of Special Meeting, Proxy Statement and a voting instruction card will be mailed to holders of certain variable annuity contracts and variable life insurance policies who have the right to instruct Shareholders of record how to vote at the Special Meeting.


Q. Who is eligible to vote?

A. RIF has the following five series, or funds, in all (each a "Fund," and, collectively, the "Funds"): Multi-Style Equity Fund, Aggressive Equity Fund, Non-US Fund, Core Bond Fund and Real Estate Securities Fund.

   Shareholders of record of the Funds at the close of business on July 7, 2003 (the "Record Date") are entitled to notice of and to vote at the Special Meeting or at any adjournment of the Special Meeting on the proposals applicable to the Fund(s) for which they hold shares. Shareholders of record will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold on each matter presented at the Special Meeting.

   The Funds serve as investment vehicles for variable annuity contracts and variable life insurance policies (the "Variable Contracts" and "Variable Policies") issued by various life insurance companies (the "Participating Insurance Companies"). Participating Insurance Companies may also invest their own general account assets in RIF. All shares of the Funds are owned of record by sub-accounts of separate accounts ("Separate Accounts") established to fund the Variable Contracts and Variable Policies issued by the Participating Insurance Companies or by the Participating Insurance Companies in their general accounts.

   Each Participating Insurance Company, to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), will solicit voting instructions from Variable Contract and Variable Policy owners who beneficially own shares of a Fund through a Separate Account (a "1940 Act Separate Account") of such Participating Insurance Company as of the Record Date (the "Contractowners"). These shares will be voted by the applicable Participating Insurance Company as timely directed by the Contractowners. Each Participating Insurance Company will vote the shares of each 1940 Act Separate Account for which no timely instructions are received from a Contractowner in the same proportion as dictated by the timely voting instructions received from other Contractowners for shares of such Fund held in that 1940 Act Separate Account.

   RIF has been advised by certain Participating Insurance Companies that they are not required by the 1940 Act to solicit voting instructions from the owners of Variable Contracts or Variable Policies who own shares of a Fund through certain of their Separate Accounts (the "Non-1940 Act Separate Accounts") and that such Participating Insurance Companies therefore will not solicit voting instructions from the Variable Contract or Variable Policy owners that beneficially own shares of a Fund through a Non-1940 Act Separate Account (and such Variable Contract or Variable Policy owners are not included in the term "Contractowners" as used herein). Fund shares held in a Non-1940 Act Separate Account will be represented at the Special Meeting by the applicable Participating Insurance Company and voted in the same proportion as the aggregate of votes cast with respect to shares of such Fund held in all of that Participating Insurance Company's 1940 Act Separate Accounts or in such other manner as may be required by law.

Q. How do I deliver voting instructions to my Participating Insurance Company?


A. Contractowners may instruct their Participating Insurance Company how to vote shares of the Funds attributable to their Variable Contract or Variable Policy in writing, by executing the enclosed voting instruction card and returning it in the envelope provided or via facsimile, telephone or the Internet as described in the proxy or voting instruction card. The Participating Insurance Companies have fixed 4:00 p.m. Eastern time on September 30, 2003 as the last day and time on which voting instructions will be accepted. Voting instructions received after this date and time will not be considered.


   To give voting instructions via the Internet, please access the website listed on your instruction card(s) or noted in the enclosed voting instructions. To give voting instructions via the Internet, you will need the "control number" that appears on your voting instruction card. The Internet voting procedures are designed to authenticate your identity, to allow you to give voting instructions and to confirm that your instructions have been recorded properly. If you vote via the Internet, you may incur costs associated with electronic access providers and telephone companies.


   Voting instruction card(s) that are properly signed, dated and received prior to 4:00 p.m. Eastern time on September 30, 2003 and proper voting instructions received via facsimile, telephone or the Internet prior to 4:00 p.m. Eastern time on September 30, 2003, will be voted by your Participating Insurance Company in accordance with the instructions received. If you sign, date and return the voting instruction card(s), but do not specify a vote for one or more of the Proposals, your Participating Insurance Company will vote the shares of each Fund represented by your voting instructions on the Proposals for which you have not specified a vote as follows:


  . IN FAVOR of electing each of the nominees to serve on the Board of Trustees of RIF (Proposal 1);

  . IN FAVOR of approving a change to the investment objective, currently a fundamental investment restriction, of each Fund, (Proposals 2(a) through 2(e), voted on a Fund-by-Fund basis); and

  . IN FAVOR of approving a change to the fundamental investment objective of each Fund to make it non-fundamental (Proposal 3, voted on a Fund-by-Fund basis).

Q. If I send my voting instructions in now as requested, can I change my instructions later?


A. Contractowners may revoke their voting instructions at any time prior to 4:00 p.m. Eastern time on September 30, 2003 by submitting written notice of revocation, a later-dated instruction card or a later-dated voting instruction via facsimile, telephone or the Internet. Revocations of voting instructions received after this date and time will not be accepted.


Q. How do the Trustees recommend that I vote for these proposals?

A. The Trustees recommend that Shareholders and Contractowners vote FOR each proposal.

Q. Whom should I call for additional information about this Proxy Statement?


A. Please call D.F. King & Co., Inc., RIF's information agent, toll-free at 1-800-628-8510.


GENERAL INFORMATION ABOUT THE FUNDS

Q. How are the Funds managed?

A. RIF is an open-end, management investment company organized under the laws of the Commonwealth of Massachusetts, with principal offices located at 909 A Street, Tacoma, Washington 98402.

   Under Massachusetts law, each Fund is a "sub-trust" of RIF. The management of the business and affairs of RIF is the responsibility of the Board. The Board oversees the Funds' operations, including reviewing and approving the Funds' contracts with the Funds' investment adviser, Frank Russell Investment Management Company ("FRIMCo") and the Funds' respective sub-advisers ("Money Managers"). RIF's officers are responsible for the day-to-day management and administration of the Funds' operations. The Money Managers are responsible for selection of individual portfolio securities for the assets assigned to them.


   RIF has received an exemptive order from the U.S. Securities and Exchange Commission ("SEC") which permits RIF, with the approval of the Board, to engage and terminate Money Managers without a shareholder vote. Please see page 22 of this Proxy Statement for a list of the current Money Managers for the Funds. The Money Managers will not change as a result of the Proposals that Shareholders are being asked to consider at the Special Meeting.


                                 THE PROPOSALS

          PROPOSAL 1: TO ELECT THREE MEMBERS OF THE BOARD OF TRUSTEES

   At their meeting held on May 20, 2003, the Trustees determined to present the election of three trustees who have not been previously elected by the Shareholders to hold office until their respective successors are elected and qualified. RIF currently has ten trustees, seven of whom have previously been elected by RIF's Shareholders. This Proposal 1 will not affect the status of these seven Trustees. Each of these Trustees, and, if elected, each of the nominees, will continue to hold office during the lifetime of RIF except as such Trustee sooner dies, resigns or is removed, as provided for in RIF's Master Trust Agreement. RIF also has two Trustees Emeritus. Trustees Emeritus do not have the power to vote on matters coming before the Board, or to direct the vote of any Trustee, and generally are not responsible or accountable in any way for the performance of the Board's responsibilities.


   In considering the nominees for election as Trustees of RIF, the Trustees took into account the qualifications of each nominee and the concern for the continued efficient conduct of RIF's business. In particular, the Trustees considered the requirements of the 1940 Act as they apply to the election of Trustees generally and the nominees in particular. The Board has determined that Proposal 1 is in the best interests of the Shareholders of each Fund.


   RIF does not hold regular annual meetings. The Board may call special meetings of Shareholders for action by Shareholder vote as may be required by the 1940 Act or required or permitted by the Master Trust Agreement and by-laws of RIF. In compliance with the 1940 Act, Shareholder meetings will be held to elect Trustees whenever fewer than a majority of the Trustees holding office have been elected by the Shareholders or, in the case of filling vacancies, to assure that at least two-thirds of the Trustees holding office after vacancies are filled have been elected by Shareholders.

The Nominees

   The following information is provided for each nominee. It includes the nominee's name, principal occupation(s) or employment during the past five years, date of birth, address and directorships with other companies that file reports periodically with the SEC. Each nominee is currently a Trustee of RIF. Ms. Weston and Mr. Connealy are not "interested persons" of RIF as defined in
Section 2(a)(19) of the 1940 Act. Mr. Phillips is an interested person of RIF by virtue of his employment by Frank Russell Company, the parent of FRIMCo. Each nominee currently oversees 37 funds in the Russell Fund complex. The Russell Fund complex consists of RIF and Frank Russell Investment Company ("FRIC"). The address for each nominee listed below is 909 A Street, Tacoma, Washington 98402-1616.


                                                                                     No. of
                                                                                   Portfolios
                                                                                   In Russell
                                      Term of                Principal                Fund         Other
                        Position(s) Office** and           Occupation(s)             Complex   Directorships
         Name            Held With   Length of              During the             Overseen by    Held by
        and Age            Fund     Time Served            Past 5 Years              Trustee      Trustee
        -------         ----------- ------------ --------------------------------- ----------- -------------
Interested Nominee

Michael J. A. Phillips,   Trustee   Since 2002   Chairman of the Board, CEO and        37      None
Born January 20, 1948                            Director, Frank Russell Company
                                                 ("FRC"); President, FRC until
                                                 July 1, 2003

Independent Nominees

Daniel P. Connealy,....   Trustee   Since April  2001-2003, Vice President and         37      Director,
Born June 6, 1946                   2003         Chief Financial Officer, Janus                Gold Banc
                                                 Capital Group Inc.; 1979-2001,                Corporation,
                                                 Audit and Accounting Partner,                 Inc.
                                                 Pricewaterhouse-
                                                 Coopers LLP

Julie W. Weston,.......   Trustee   Since 2002   Retired since 2000. 1997 to 2000,     37      None
Born October 2, 1943                             Arbitrator, The American
                                                 Arbitration Association
                                                 Commercial Panel. From 1995 to
                                                 1999, Hearing Officer, University
                                                 of Washington



--------
** Each Trustee serves as a Trustee during the lifetime of RIF and until its termination except as such Trustee sooner dies, resigns or is removed.

   During the fiscal year ended December 31, 2002, there were four regular meetings of the Board, two special meetings of the Board and one telephonic meeting of the Board. All of the Trustees, including the nominees with respect to meetings held after their election to the Board by the Trustees, attended at least 75% of the meetings of the Board of Trustees held during that time.

   The Board of Trustees has established a standing Audit Committee and a standing Nominating and Governance Committee. The Audit Committee's primary functions are: (1) oversight of the Funds' accounting and financial reporting policies and practices and their internal controls; (2) oversight of the quality and objectivity of the Funds' financial statements and the independent audit thereof; and (3) to act as liaison between the Funds' independent auditors and the full Board. It is management's responsibility to maintain appropriate systems for accounting and internal control and the auditor's responsibility to plan and carry out a proper audit. Currently, the Audit Committee members consist of Mmes. Kristianne Blake and Eleanor W. Palmer and Messrs. Raymond P. Tennison, Jr. and Daniel P. Connealy, each of whom is an independent Trustee. For the fiscal year ended December 31, 2002, the Audit Committee held five meetings. RIF's Board of Trustees has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee's current responsibilities. The Audit Committee reviews the maintenance of the Funds' records and the safekeeping arrangements of RIF's custodian, reviews both the audit and non-audit work of RIF's independent auditors, submits a recommendation to the Board as to the selection of independent auditors, and pre-approves (i) all audit and non-audit services to be rendered by the auditors for RIF, (ii) all audit services provided to FRIMCo, or any affiliate thereof that provides ongoing services to RIF, relating to the operations and financial reporting of RIF, and (iii) all non-audit services relating to the operations and financial reporting of RIF, provided to FRIMCo, or any affiliate thereof that provides ongoing services to RIF, by any auditors with an ongoing relationship with RIF.

   The primary functions of the Nominating and Governance Committee are to: (1) nominate individuals who are not interested persons of RIF for independent Trustee membership on the Board; (2) evaluate and review the composition and performance of the Board; (3) review Board governance procedures; (4) review Trustee compensation; and (5) make nominations for membership on all Board committees and review the responsibilities of each committee. The Committee will not consider nominees recommended by Shareholders of the Funds. Currently, the Nominating and Governance Committee members consist of Messrs. Paul E. Anderson, William E. Baxter and Lee C. Gingrich and Ms. Julie W. Weston, each of whom is an independent Trustee. For the fiscal year ended December 31, 2002, the Nominating and Governance Committee held one meeting.

Information Regarding the Other Trustees and the Officers of RIF


   Listed below are the Trustees of RIF not named above as nominees and its principal executive officers, including their names, ages, position(s) with RIF, and principal occupation or employment during the past five years. Mr. George F. Russell, Mr. Lynn L. Anderson and Mr. Michael J.A. Phillips are the only Trustees who are "interested persons" of RIF as defined in section 2(a)(19) of the 1940 Act. The address for each Trustee and officer listed below is 909 A Street, Tacoma, Washington 98402-1616.



                                                                                           No. of
                                                                                        Portfolios in
                                                                                           Russell
                                        Term of                  Principal                  Fund          Other
                          Position(s) Office** and             Occupation(s)               Complex    Directorships
         Name              Held With   Length of                During the               Overseen by     Held by
        and Age              Fund     Time Served              Past 5 Years                Trustee       Trustee
        -------           ----------- ------------- ----------------------------------- ------------- -------------
Interested Trustee and Interested Trustee Emeritus*

Lynn L. Anderson,........  Trustee    Trustee since Vice Chairman, FRC; Chairman of          37        Trustee,
Born April 22, 1939        and        1987;         the Board, Trustee, FRIC and RIF;                  SSgA Funds
                           Chairman   Chairman of   CEO and Chairman of the Board,                     (investment
                           of the     the Board     Russell Fund Distributors, Inc. and                company)
                           Board      since 1999    FRIMCo; Trustee, President and
                                                    Chairman of the Board, SSgA
                                                    Funds (investment company);
                                                    Trustee and Chairman of the
                                                    Board, Frank Russell Trust
                                                    Company; Director, Frank Russell
                                                    Investments (Ireland) Limited and
                                                    Frank Russell Investments
                                                    (Cayman) Ltd.; Until October,
                                                    2002, President and CEO, FRIC
                                                    and RIF

George F. Russell, Jr.,..  Trustee    Since 1999    Chairman Emeritus, FRC;                  37        None
Born July 3, 1932          Emeritus                 Chairman Emeritus, FRIC and RIF
                           and
                           Chairman
                           Emeritus
* Interested persons of RIF because of their relationships with FRIMCo or its affiliates as set forth in the table.

Independent Trustees and Independent Trustee Emeritus

Paul E. Anderson,........  Trustee    Since 1984    1996 to present, President,              37        None
Born October 15, 1931                               Anderson Management Group
                                                    LLC (private investments
                                                    consulting)

Paul Anton, Ph.D.,.......  Trustee    Since 2003    Retired since 1997; Trustee of           37        None
Born December 1, 1919      Emeritus                 FRIC and RIF until 2002

William E. Baxter,.......  Trustee    Since 1984    Retired since 1986                       37        None
Born June 8, 1925

                                                                                         No. of
                                                                                      Portfolios in
                                                                                         Russell
                                        Term of                Principal                  Fund          Other
                          Position(s) Office** and           Occupation(s)               Complex    Directorships
          Name             Held With   Length of              During the               Overseen by     Held by
         and Age             Fund     Time Served            Past 5 Years                Trustee       Trustee
         -------          ----------- ------------ ---------------------------------- ------------- -------------

Kristianne Blake,........   Trustee    Since 2000  President, Kristianne Gates Blake,      37        - Trustee
Born January 22, 1954                              P.S. (accounting services)                        WM Group of
                                                                                                     Funds
                                                                                                     (investment
                                                                                                     company)
                                                                                                     - Director,
                                                                                                     Avista
                                                                                                     Corporation

Lee C. Gingrich,.........   Trustee    Since 1984  Retired since 1995                      37        None
Born October 6, 1930

Eleanor W. Palmer,.......   Trustee    Since 1984  Retired since 1981                      37        None
Born May 5, 1926

Raymond P. Tennison, Jr.,   Trustee    Since 2000  Currently, President, Simpson           37        None
Born December 21, 1955                             Investment Company and several
                                                   additional subsidiary companies,
                                                   including Simpson Timber
                                                   Company, Simpson Paper
                                                   Company and Simpson Tacoma
                                                   Kraft Company

--------
** Each Trustee serves as a Trustee during the lifetime of RIF and until its termination except as such Trustee sooner dies, resigns or is removed. Dr. Anton was appointed Trustee Emeritus by the Board effective December 31, 2002 for a term not to exceed five years. Mr. Russell was appointed Trustee Emeritus by the Board effective January 1, 1999 to serve until his death, retirement, resignation or removal.

                                                   Term of           Principal
                               Position(s)       Office** and      Occupation(s)
          Name                  Held With         Length of          During the
        and Age                   Fund           Time Served        Past 5 Years
------------------------  ---------------------- ------------ ------------------------
OFFICERS

Leonard P. Brennan,...... President and Chief     Since 2002  Director, President and
Born October 11, 1959     Executive Officer                   CEO, FRIMCo; From 1995
                                                              to present, Managing
                                                              Director Individual
                                                              Investor Services of
                                                              Frank Russell Company

Mark E. Swanson,......... Treasurer and Chief     Since 1998  1998 to present,
Born November 26, 1963    Accounting Officer                  Treasurer and Chief
                                                              Accounting Officer, FRIC
                                                              and RIF; Director, Funds
                                                              Administration, FRIMCo
                                                              and Frank Russell Trust
                                                              Company; Treasurer, SSgA
                                                              Funds (investment
                                                              company); Manager, Funds
                                                              Accounting and Taxes,
                                                              Russell Fund
                                                              Distributors, Inc. From
                                                              April 1996 to August
                                                              1998, Assistant
                                                              Treasurer, FRIC. From
                                                              August 1996 to August
                                                              1998, Assistant
                                                              Treasurer, FRIC and RIF.
                                                              November 1995 to July
                                                              1998, Assistant
                                                              Secretary, SSgA Funds.
                                                              February 1997 to July
                                                              1998, Manager, Funds
                                                              Accounting and Taxes,
                                                              FRIMCo

Randall P. Lert,......... Director of             Since 1991  Director of Investments,
Born October 3, 1953      Investments                         FRIC and RIF; Chief
                                                              Investment Officer, FRC
                                                              and Frank Russell Trust
                                                              Company; Director,
                                                              FRIMCo and Russell Fund
                                                              Distributors, Inc.

Karl J. Ege,............. Secretary and General   Since 1994  Secretary and General
Born October 8, 1941      Counsel                             Counsel, FRC, FRIC, RIF,
                                                              FRIMCo, Frank Russell
                                                              Trust Company, Russell
                                                              Fund Distributors, Inc.
                                                              and Frank Russell
                                                              Capital Inc.

Mark D. Amberson,........ Director of Short-Term  Since 2001  Director of Short-Term
Born July 20, 1960        Investment Funds                    Investment Funds, FRIC,
                                                              RIF, FRIMCo and Frank
                                                              Russell Trust Company.
                                                              From 1991 to 2001,
                                                              Portfolio Manager, FRIC,
                                                              RIF, FRIMCo and Frank
                                                              Russell Trust Company

--------
** All officers serve for one year and until their successors are duly elected and qualified; provided, however, that any officer may be removed at any time either with or without cause, by the Board.

Trustee Ownership of Fund Shares

   The table below sets forth the dollar range of the value of the shares of each Fund, and the dollar range of the aggregate value of the shares of all funds in the Russell Fund Complex, owned directly or beneficially by the Trustees, including the nominees, as of December 31, 2002. The Russell Fund Complex consists of RIF and FRIC.

               EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES
                 FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2002


                         Dollar Range of Equity Aggregate Dollar Range of Equity Securities in all
                           Securities in Each      Registered Investment Companies Overseen by
  Interested Trustees             Fund                   Trustees in Russell Fund Complex
  -------------------    ---------------------- --------------------------------------------------
Lynn L. Anderson........          None                           None
Michael J. A. Phillips..          None                           None
George F. Russell, Jr...          None                           None

  Independent Trustees
  --------------------
Paul E. Anderson........          None                           Over $100,000
Paul Anton, Ph.D........          None                           $50,001-$100,000
William E. Baxter.......          None                           $1-$10,000
Kristianne Blake........          None                           Over $100,000
Daniel P. Connealy......          None                           None
Lee C. Gingrich.........          None                           None
Eleanor W. Palmer.......          None                           None
Raymond P. Tennison, Jr.          None                           None
Julie W. Weston.........          None                           $1-$10,000

Remuneration of Trustees


   RIF pays fees only to the independent Trustees. Compensation of officers and Trustees who are "interested persons" of RIF is paid by FRIMCo or its affiliates. The following represents the compensation paid to each Trustee for the fiscal year ended December 31, 2002. The Russell Fund Complex consists of FRIC and RIF.


                          TRUSTEE COMPENSATION TABLE
                  FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002


                                        Pension or
                                        Retirement  Estimated       Total
                                         Benefits     Annual     Compensation
                           Aggregate    Accrued as   Benefits    From Russell
                          Compensation   Part of       Upon      Fund Complex
   Interested Trustees      from RIF   RIF Expenses Retirement Paid to Trustees
   -------------------    ------------ ------------ ---------- ----------------
 Lynn L. Anderson........   $     0         $0          $0        $        0
 Michael J. A. Phillips..   $     0         $0          $0        $        0
 George F. Russell, Jr.*.   $     0         $0          $0        $        0

   Independent Trustees
   --------------------
 Paul E. Anderson........   $12,530         $0          $0        $   85,250
 Paul Anton, PhD.**......   $11,760         $0          $0        $   78,250
 William E. Baxter.......   $11,760         $0          $0        $   81,750
 Kristianne Blake........   $12,677         $0          $0        $   86,800
 Daniel P. Connealy***...   $     0         $0          $0        $        0
 Lee C. Gingrich.........   $12,390         $0          $0        $   86,250
 Eleanor W. Palmer.......   $11,974         $0          $0        $   83,280
 Raymond P. Tennison, Jr.   $12,040         $0          $0        $81,750.09
 Julie W. Weston****.....   $ 4,327         $0          $0        $  $31,333

--------

*   Mr. Russell was elected Trustee Emeritus effective January 1, 1999.


**  Dr. Anton was elected Trustee Emeritus effective December 31, 2002.


*** Mr. Connealy was elected to the Board of Trustees on April 24, 2003.



**** Ms. Weston was elected to the Board of Trustees on August 19, 2002.

   The Russell Fund Complex currently pays each of the independent Trustees a retainer of $52,000 per year, $5,000 for each regular quarterly meeting attended in person, $2,000 for each special meeting attended in person, and $2,000 for each Joint Audit Committee meeting or Nominating and Governance Committee meeting attended in person. The Trustees receive a $500 fee for attending an in-person meeting by phone instead of receiving the full fee had the member attended in person. Out of pocket expenses are also paid by the Fund Complex. The Lead Trustee is paid a fee of $10,000 per year, and each Committee Chair is paid a fee of $6,000 per year. The Russell Fund Complex pays each independent Trustee Emeritus an annual retainer equal to 80% of the annual retainer for independent Trustees in effect at the time such person is elected Trustee Emeritus.


Required Vote


   The persons named on the proxy card intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the nominees. A Shareholder or Contractowner providing voting instructions may vote for or withhold authority with respect to any or all of the nominees. If an executed proxy card or voting instruction card is received without voting instructions, the shares will be voted for each of the nominees named herein. The nominees have consented to being named in this Proxy Statement and to serve if elected. RIF knows of no reason why the nominees would be unable or unwilling to serve if elected. Should any of the nominees become unable or unwilling to accept nomination or election prior to the Special Meeting, the persons named on the proxy card will exercise their voting power to vote for such substitute person or persons as the current Trustees of RIF may recommend.

   RIF's Master Trust Agreement requires that the Trustees be elected by a "plurality" vote. Therefore, the three nominees who receive the greatest number of affirmative votes cast by the Shareholders of RIF who are present at the Special Meeting in person or by proxy will be declared elected, provided that there is a sufficient number of shares represented in person or by proxy to meet the quorum requirements set forth in RIF's Master Trust Agreement. Because the Participating Insurance Companies are the only Shareholders of RIF, the presence of the Participating Insurance Companies at the Special Meeting in person or by proxy will meet the quorum requirement.


          THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMEND THAT THE
             SHAREHOLDERS OF EACH FUND AND CONTRACTOWNERS PROVIDING VOTING
         INSTRUCTIONS VOTE "FOR" THE ELECTION OF EACH OF THE THREE NOMINEES TO
             SERVE ON THE BOARD OF TRUSTEES AS DESCRIBED IN PROPOSAL 1. ANY
          EXECUTED UNMARKED PROXY CARDS AND VOTING INSTRUCTION CARDS THAT ARE
                      RETURNED ON A TIMELY BASIS WILL BE SO VOTED.

                             PROPOSALS 2(a)-2(e):

        APPROVAL OF A CHANGE TO THE INVESTMENT OBJECTIVES OF THE FUNDS

   Pursuant to the 1940 Act, each of the Funds has adopted and operates according to a stated investment objective. The investment policies, restrictions, strategies and activities of each Fund are guided by, and designed to achieve, the Fund's stated investment objective. Each Fund is subject to an investment objective that currently is a fundamental investment restriction, meaning that it may not be changed without Shareholder approval. These investment objectives were established at the inception of the Funds and reflected market conditions and circumstances at that time and the manner in which FRIMCo then wished to conduct the Funds' investment programs. In many cases, market conditions and circumstances have changed since the Funds' inceptions and are expected to continue to change.


   The proposed changes are designed to clarify the investment objectives and, by doing so, avoid possible investor confusion, facilitate the efforts of FRIMCo to conduct the investment programs of the Funds and reduce administrative burdens associated with clarifying the meaning of and monitoring compliance with the current investment objectives. In addition, clarification of the investment objectives of the Funds may facilitate the marketing of the Funds. In such event, Shareholders could benefit from the economies of scale resulting from increases in the Funds' total assets and consequent decreases in their expense ratios. The changes proposed in the investment objectives for the Funds will not affect materially the manner in which such Funds are managed. The Funds' principal investment strategies will not change. The current investment strategies and policies of the Funds can be found in the current RIF prospectuses. The Board considered the foregoing in making its determination that Proposals 2(a)-2(e) are in the best interests of the Shareholders of each Fund.

The current and proposed objectives for the Funds


   The current and proposed investment objectives for the Funds, a summary of their principal investment strategies and a discussion of the effect of changing the investment objective are set forth in the chart below:



                                 Current Investment                            Proposed Investment
Proposal    Fund                     Objective                                      Objective
--------    ----                     ---------                                      ---------
  2(a)   Multi-     To provide income and capital growth by         Seeks to provide long term capital growth.
         Style      investing principally in equity securities.
         Equity

                    Principal Investment Strategy
                    -----------------------------
                    The Multi-Style Equity Fund invests primarily in common stocks of medium and large capitalization companies, most of which are US based. The Fund employs a "multi-style, multi-manager" approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. The Fund uses three principal investment styles intended to complement one another: a Growth Style, a Value Style and a Market-Oriented Style. The Fund intends to be fully invested at all times.

                    Effect of changing the investment objective
                    -------------------------------------------
                    Pursuant to its principal investment strategy, the Fund invests in securities that its Money
                    Managers believe will provide income and capital growth. If the proposed investment objective is approved, the Fund would continue to invest in such securities, but income would no longer be a stated investment goal.

                                 Current Investment                            Proposed Investment
Proposal    Fund                     Objective                                      Objective
--------    ----                     ---------                                      ---------
  2(b)   Aggressive To provide capital appreciation by              Seeks to provide long term capital growth.
         Equity     assuming a higher level of volatility than is
                    ordinarily expected from the Multi-Style
                    Equity Fund by investing in equity
                    securities.

                    Principal Investment Strategy
                    -----------------------------
                    The Aggressive Equity Fund invests primarily in common stocks of small and medium capitalization companies, most of which are US based. The Fund's investments may include companies that have been publicly traded for less than five years and smaller companies, such as companies not listed in the Russell 2000(R) Index. The Fund employs a "multi-style, multi-manager" approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. The Fund uses three principal investment styles intended to complement one another: a Growth Style, a Value
                    Style and a Market-Oriented Style. The Fund intends to be fully invested at all times. A portion of the Fund's net assets may be "illiquid securities" (i.e., securities that do not have a readily available market or that are subject to resale restrictions).

                    Effect of changing the investment objective
                    -------------------------------------------
                    Pursuant to its principal investment strategy, the Fund invests in securities that its Money
                    Managers believe will provide capital appreciation. If the proposed investment objective is approved, the Fund would continue to invest in such securities, but capital growth would be the stated investment goal. Also, the investment objective of the Fund would no longer reference Multi-Style Equity Fund.

                                Current Investment                              Proposed Investment
Proposal    Fund                    Objective                                        Objective
--------    ----                    ---------                                        ---------
  2(c)   Non-US     To provide favorable total return and            Seeks to provide long term capital growth.
                    additional diversification for US investors
                    by investing primarily in equity and fixed-
                    income securities of non-US companies and
                    securities issued by non-US governments.

                    Principal Investment Strategy
                    -----------------------------
                    The Non-U.S. Fund invests primarily in equity securities issued by companies domiciled outside the US and in depositary receipts, which represent ownership of securities of non-
                    US companies. The Fund's investments span most of the developed nations of the world
                    (particularly Europe and the Far East) to maintain a high degree of diversification among countries and currencies. The Fund employs a "multi-style, multi-manager" approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. The Fund uses three principal investment styles intended to complement one another: a Growth Style, a Value Style and a Market-Oriented Style. The
                    Fund intends to be fully invested at all times. A portion of the Fund's net assets may be
                    "illiquid" securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions).

                    Effect of changing the investment objective
                    -------------------------------------------
                    Pursuant to its principal investment strategy, the Fund invests in securities that its Money
                    Managers believe will provide favorable total return and diversification. If the proposed investment objective is approved, the Fund would continue to invest in such securities, but capital growth would be the stated investment goal. Also, the investment objective of the
                    Fund would no longer reference equity and fixed-income securities of non-US companies and securities issued by non-US governments.

                                Current Investment                              Proposed Investment
Proposal    Fund                    Objective                                        Objective
--------    ----                    ---------                                        ---------
  2(d)   Real       To generate a high level of total return         Seeks to provide current income and long
         Estate     through above average current income             term capital growth.
         Securities while maintaining the potential for capital
                    appreciation.

                    Principal Investment Strategy
                    -----------------------------
                    The Real Estate Securities Fund seeks to achieve its objective by concentrating its investments primarily in equity securities of issuers whose value is derived from ownership, development and management of underlying real estate properties. The Fund invests primarily in securities of companies known as real estate investment trusts (REITs)
                    that own and/or manage properties. The Fund may also invest in equity securities of other types of real estate-related companies. The Fund invests in companies which are predominantly US based. The Fund employs a multi-manager approach whereby portions of the Fund are allocated to different money managers whose approaches are intended to complement one another. The Fund intends to be fully invested at all times. A portion of the Fund's net assets may be "illiquid" securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions).

                    Effect of changing the investment objective
                    -------------------------------------------
                    Pursuant to its principal investment strategy, the Fund invests in securities that its Money
                    Managers believe will provide favorable total return through above average current income. If the proposed investment objective is approved, the Fund would continue to invest in such securities, but current income and capital growth would be the stated
                    investment goals.

                            Current Investment                                Proposed Investment
Proposal Fund                   Objective                                          Objective
-------- ----                   ---------                                          ---------
  2(e)   Core To maximize total return through capital              Seeks to provide current income and the
         Bond appreciation and income by assuming a level           preservation of capital.
              of volatility consistent with the broad fixed-
              income market by investing in fixed-income
              securities.

              Principal Investment Strategy
              -----------------------------
              The Core Bond Fund invests primarily in fixed-income securities. In particular, the Fund holds fixed income securities issued or guaranteed by the US government and, to a lesser extent by non-US governments, or by their respective agencies and instrumentalities. It also holds mortgage-backed securities, including collateralized mortgage obligations. The Fund also invests in corporate debt securities and dollar-denominated obligations issued in the US by non-US banks and corporations (Yankee Bonds). The Fund may invest up to 25% of its assets in debt securities that are rated below investment grade. These securities are commonly referred to as "junk bonds." The duration of the Fund's portfolio typically ranges within 10%
              of the duration of the Lehman Brothers Aggregate Bond Index, which was 3.73 years as of
              December 31, 2002, but may vary up to 25% from the Index's duration. The Fund has no restrictions on individual security duration. The Fund invests in securities of issuers in a variety of sectors of the fixed-income market. The Fund employs multiple money managers, each with its own expertise in the fixed-income markets.

              Effect of changing the investment objective
              -------------------------------------------
              Pursuant to its principal investment strategy, the Fund invests in securities that its Money
              Managers believe will provide favorable total return and income. If the proposed investment objective is approved, the Fund would continue to invest in such securities, but current income and the preservation of capital would be the stated investment goals. Also, the investment objective would no longer reference volatility or fixed-income securities.


   Shareholders of each Fund are being asked to approve a reclassification of the Fund's investment objectives from "fundamental" to "non-fundamental" in Proposal 3, described below. If Shareholders approve Proposal 3, each of the amended investment objectives that are approved pursuant to Proposals 2(a) through 2(e) will be non-fundamental investment objectives. None of Proposals 2(a) through 2(e) is contingent upon approval of Proposal 3 by Shareholders of the subject Fund or upon approval of this Proposal 2 by the other Funds. Approval of Proposal 3 by the Shareholders of any Fund is likewise not contingent upon approval of its corresponding Proposal 2.


Required Vote


   The approval of the amended investment objective of each Fund requires the approval of a majority of the outstanding voting securities of that Fund. The vote of a majority of the outstanding voting securities of a Fund means the vote of the lesser of (a) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund. Shareholders of each Fund will vote separately on their respective Proposal, as applicable. The investment objective applicable to each Fund will be changed only if approved by the Shareholders of that Fund.

          THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMEND THAT THE
             SHAREHOLDERS OF EACH FUND AND CONTRACTOWNERS PROVIDING VOTING
            INSTRUCTIONS VOTE "FOR" PROPOSALS 2(a) - 2(e) AS APPLICABLE. ANY
          EXECUTED UNMARKED PROXY CARDS AND VOTING INSTRUCTION CARDS THAT ARE
                      RETURNED ON A TIMELY BASIS WILL BE SO VOTED.

                                  PROPOSAL 3:

               APPROVAL OF A RECLASSIFICATION OF THE INVESTMENT
          OBJECTIVES OF EACH FUND FROM FUNDAMENTAL TO NON-FUNDAMENTAL

   The investment objective for each Fund is a "fundamental" investment policy, meaning that it may not be changed without Shareholder approval. The Funds' investment objectives are not required to be fundamental, and FRIMCo has proposed to the Board that the investment objective for each Fund be reclassified from fundamental to non-fundamental. As a non-fundamental investment policy, each investment objective could be changed by the Trustees without Shareholder approval if the Trustees deem the change to be in the best interests of Shareholders. FRIMCo has proposed these changes in order to provide additional flexibility to conduct the investment program of each Fund in response to changing market conditions and circumstances consistent with applicable laws in effect from time to time, without the expense and delay associated with arranging for a Shareholder meeting to approve changes in the Fund's investment objective.


   The Board does not expect to use this flexibility frequently. However, the Trustees would be in a position to change the investment objective of any Fund in circumstances when a change, in the Board's judgment, would be in the best interests of the Fund's Shareholders. Such circumstances would include changes in the securities markets generally that would render achievement of the Fund's then current investment objective more difficult on an ongoing basis or changes with respect to the Fund specifically. If the Board did decide to make such a change to any non-fundamental investment objective, the Fund would provide Shareholders with 60 days' notice before the effective date of such change. If Proposal 3 is approved, Shareholders will no longer have the ability to vote on proposed investment objective changes.


   The current fundamental investment objectives for each Fund, to which Shareholders are being asked to approve changes, are set forth above in Proposals 2(a) through 2(e).


   If the Shareholders of a Fund approve the proposal to reclassify its investment objective from fundamental to non-fundamental, the Board thereafter would be permitted to change the investment objective for such Fund, if appropriate to do so in its judgment, without the delay and expense of the Fund arranging for Shareholder approval. If these Funds' investment objectives remain fundamental and the Board determined that it was in the best interests of Shareholders to change an investment objective, each such Fund would be required to hold a Shareholder meeting at which such change would be voted upon, and to prepare and send a proxy statement to Shareholders seeking their instructions as to how to vote shares at such meeting. Obtaining Shareholder approval to change the Funds' investment objectives is likely to involve significant delays and costs. The Board has determined that Proposal 3 is in the best interests of the Shareholders of each Fund.

   The table below summarizes the effects of reclassifying each investment objective from fundamental to non-fundamental.

                                             Fundamental Investment            Non-Fundamental Investment
                                                   Objective                           Objective
                                       ---------------------------------- ------------------------------------
Who must approve changes in a          Board and Shareholders             Board
fundamental investment objective?

How quickly can a change to the        Relatively slowly, since a vote of Relatively quickly, because the
investment objective be made?          Shareholders is required           change can be accomplished by
                                                                          action of the Board alone, provided
                                                                          that Shareholders are provided 60
                                                                          days' prior notice that their Fund's
                                                                          objective is being changed

What is the relative cost to change an Costly to change because a         Less costly to change because a
investment objective?                  Shareholder vote requires holding  change can be accomplished by
                                       a meeting of Shareholders with     action of the Board of Trustees
                                       additional SEC filing requirements without Shareholder approval and proxy solicitation efforts

   Shareholders of each Fund are being asked to approve a change of each Fund's investment objectives in Proposal 2, described above. If Shareholders approve Proposals 2 and 3, each of the amended investment objectives that are approved pursuant to Proposals 2(a) through 2(e) will be non-fundamental investment objectives. Proposal 3 is not contingent upon approval of Proposal 2 by Shareholders of the subject Fund or upon approval of this Proposal 3 by the other Funds. Approval of Proposal 2 by the Shareholders of any Fund is likewise not contingent upon approval of its corresponding Proposal 3.


Required Vote


   The approval of the reclassification of the investment objective of each Fund from fundamental to non-fundamental requires the approval of a majority of the outstanding voting securities of that Fund. The vote of a majority of the outstanding voting securities of a Fund means the vote of the lesser of (a) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund. Shareholders of each Fund will vote separately on Proposal 3. The investment objective applicable to each Fund will be reclassified only if approved by the Shareholders of that Fund.

          THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMEND THAT THE
             SHAREHOLDERS OF EACH FUND AND CONTRACTOWNERS PROVIDING VOTING
         INSTRUCTIONS VOTE "FOR" PROPOSAL 3. ANY EXECUTED UNMARKED PROXY CARDS
         AND VOTING INSTRUCTION CARDS THAT ARE RETURNED ON A TIMELY BASIS WILL
                                      BE SO VOTED.

                                OTHER BUSINESS

   The Trustees know of no other business to be presented at the Special Meeting other than Proposals 1 through 3, and do not intend to bring any other matters before the Special Meeting. However, if any additional matters should be properly presented, proxies will be voted in the discretion of the persons named as proxies.

                             INFORMATION ABOUT RIF

Investment Advisor, Administrator and Transfer Agent


   FRIMCo provides or oversees the provision of all general management and administration, investment advisory and portfolio management services for the Funds and acts as transfer agent for the Funds. FRIMCo develops the investment program for each of the Funds, selects Money Managers for the Funds (subject to approval by the Board), allocates assets among Money Managers, monitors the Money Managers' investment programs and results, and may exercise investment discretion over certain assets. FRIMCo's mailing address is 909 A Street, Tacoma, Washington 98402. Unlike most investment companies that have a single organization that acts as both administrator and investment advisor, the Funds divide responsibility for corporate management and investment advice between FRIMCo and a number of different Money Managers. A list of the Money Managers and their addresses is provided on page 22 of this proxy statement.


Distributor

   Russell Fund Distributors, Inc. (the "Distributor") serves as the distributor of RIF's shares. The Distributor receives no compensation from RIF for its services. The Distributor is a wholly owned subsidiary of FRIMCo and its mailing address is 909 A Street, Tacoma, WA 98402.

Custodian

   RIF's custodian is State Street Bank and Trust Company and its mailing address is 1776 Heritage Drive, North Quincy, MA 02171.

Independent Auditors

   Upon the recommendation of the Audit Committee, the Board selected the firm of PricewaterhouseCoopers LLP ("PwC") as independent auditors of RIF for the fiscal year ending December 31, 2003.

   Audit Fees. The aggregate fees billed by PwC for professional services rendered for the audit of RIF's annual financial statements for the fiscal years ended December 31, 2001 and 2002 were $77,812 and $74,168, respectively.

   Audit-Related Fees. PwC billed no aggregate fees for assurance and related services rendered that are reasonably related to the audit of RIF's annual financial statements but not reported under "Audit-Fees" above for the fiscal years ended December 31, 2001 and 2002.

   Tax Fees. The aggregate fees billed by PwC for professional services rendered for tax compliance, tax advice and tax planning for the fiscal years ended December 31, 2001 and 2002 were $82,886 and $27,033, respectively.

   All Other Fees. The aggregate fees billed by PwC for professional services rendered for products and services other than those described above for the fiscal years ended December 31, 2001 and 2002 were $5,300 and $0, respectively. Substantially all of these services were rendered in connection with the issuance of consent letters related to filings by RIF with the Securities and Exchange Commission.


   The Audit Committee has considered whether the services described above are compatible with PwC's independence. The Audit Committee has also considered whether the provision of all other non-audit services rendered to FRIMCo, or an affiliate thereof that provides ongoing services to RIF, is compatible with maintaining PwC's independence. The Audit Committee has adopted a policy requiring pre-approval by the committee of all services (audit and non-audit) to be provided to RIF by its independent auditor. In accordance with that policy, the Audit Committee has given its approval for the provision of audit services by PricewaterhouseCoopers LLP for the fiscal year ended December 31, 2003 and has also given its general pre-approval ("general pre-approval") for up to a year in advance for the provision by PricewaterhouseCoopers LLP of particular categories or types of audit-related, tax and permitted non-audit services (including permitted non-audit services to RIF, FRIMCo and any entity controlling, controlled by, or under common control with FRIMCo that provides ongoing services to RIF), subject to specific budgets. Services which have not received general pre-approval or which exceed their budgets must receive specific approval of the Audit Committee ("specific approval"). In cases where the Audit Committee's pre-approval is not covered by one of those approvals, the policy provides that the Audit Committee may delegate general or specific pre-approval authority to one or more of its members, and that any such pre-approvals will then be communicated for informational purposes only to the full Audit Committee at its next scheduled meeting. To date, no such delegation of authority has been made by the Audit Committee.


   Pre-approval has not been waived in respect of services described under "Audit-Related Fees," "Tax Fees" or "All Other Fees" since the date on which the aforementioned pre-approval procedures were adopted by the Audit Committee.

   The aggregate non-audit fees billed by PwC for services rendered to RIF and to FRIMCo, or an affiliate thereof that provides ongoing services to RIF, for the fiscal years ended December 31, 2001 and 2002 were $330,697 and $210,258, respectively.

   Representatives of PwC are not expected to be present at the Special Meeting, but will be given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Massachusetts State Law Considerations

   RIF is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Master Trust Agreement of RIF contains an express disclaimer of Shareholder liability for acts or obligations of RIF and provides for indemnification and reimbursement of expenses out of RIF's property for any Shareholder held personally liable for the obligations of RIF. The Master Trust Agreement also provides that RIF may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of RIF, the Shareholders of the sub-trusts, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk that a Shareholder would incur financial loss on account of Shareholder liability also is limited to circumstances in which both inadequate insurance exists and RIF itself is unable to meet its obligations.

   Under Massachusetts law, RIF is not required to hold annual meetings. In the past, the Funds have availed themselves of these provisions of state law to achieve cost savings by eliminating printing costs, mailing charges and other expenses involved to hold routine annual meetings. The Funds may, however, hold a meeting for such purposes as changing fundamental investment restrictions, approving a new investment management agreement or any other matters which are required to be acted on by Shareholders under the 1940 Act. In addition, a meeting also may be called by Shareholders holding at least 10% of the shares entitled to vote at the meeting for the purpose of voting upon the removal of Trustees, in which case Shareholders may receive assistance in communicating with other Shareholders as provided in Section 16(c) of the 1940 Act. RIF is holding the Special Meeting because of the items that must be presented for Shareholders' consideration and approval.

           FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL MEETING


   This Proxy Statement is provided on behalf of the Board in connection with the Special Meeting of RIF to be held at the offices of RIF at 909 A Street, Tacoma, Washington 98402, on October 3, 2003, at 9:30 a.m., local time, and any or all adjournments thereof. This Proxy Statement is first being mailed to Shareholders on or about July 15, 2003. Contractowners may revoke their voting instructions at any time prior to 4:00 p.m. Eastern time on September 30, 2003 by submitting written notice of revocation, a later-dated instruction card or a later-dated instruction via facsimile, telephone or the Internet.


   RIF requests that Participating Insurance Companies forward proxy material to Contractowners. RIF may reimburse such Participating Insurance Companies for their reasonable expenses incurred in connection with the solicitation of voting instructions. The cost of soliciting these proxies will be borne by each Fund, to the extent of its direct operational expenses, and by FRIMCo. Employees of RIF or FRIMCo may solicit voting instructions from Contractowners for no additional remuneration.

Record Date

   Shareholders of record at the close of business on the Record Date, July 7, 2003, are entitled to be present and to vote at the Special Meeting or any adjournment of the Special Meeting. Each share of record is entitled to one vote on each matter presented at the Special Meeting, with proportionate votes for fractional shares.

Shares Outstanding

   As of June 30, 2003, there were the following number of shares of beneficial interest outstanding of each Fund:


                                            Number of Shares
                    Name of Fund              Outstanding
                    ------------              -----------
              Multi-Style Equity Fund        23,884,177.022
              Aggressive Equity Fund         10,928,160.262
              Non-US Fund                    19,600,962.718
              Real Estate Securities
                Fund                         16,175,657.167
              Core Bond Fund                 13,781,646.216


Quorum

   The Master Trust Agreement provides that a quorum shall be present at a meeting when a majority of the shares entitled to vote is present at the meeting, but any lesser number shall be sufficient for adjournments. In the event that a quorum is not present at the Special Meeting or sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. A Shareholder vote may be taken on any other matter to properly come before the Special Meeting prior to such adjournment if sufficient votes to approve such matters have been received and such vote is otherwise appropriate. Any adjournment of the Special Meeting will require the affirmative vote of a majority of those shares present at the Special Meeting or represented by proxy and voting. The persons named as proxies on the proxy card will vote against any such adjournment those proxies required to be voted against such Proposal. They will vote in favor of an adjournment all other proxies that they are entitled to vote.


   The costs of any such additional solicitation and of any adjourned session will be borne by RIF. Abstentions and broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be counted as shares that are present for purposes of determining the presence of a quorum, but which have not been voted, and will not be voted for or against any adjournment. Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, Proposal 1, and will have the effect of a "no" vote on all other Proposals and adjournments. Accordingly, Shareholders are urged to forward their voting instructions promptly.


Beneficial Owners


   As of December 31, 2002, the officers and Trustees, including the nominees, of RIF as a group beneficially owned less than 1% of the shares of each Fund outstanding on such date. As of June 30, 2003, to the best of RIF's knowledge, no person owned beneficially more than 5% of any Fund, except as set forth on page 24 of this Proxy Statement.


   As of the Record Date, the Participating Insurance Companies are The Northwestern Mutual Life Insurance Company ("Northwestern Mutual"), First MetLife Investors Insurance Company, MetLife Investors Insurance Company of California, MetLife Investors Insurance Company, Hartford Life Insurance Company, General American Life Insurance Company and Security Equity Life Insurance Company. Northwestern Mutual is an affiliate of FRIMCo and the Distributor.

   RIF has been advised by Northwestern Mutual that all shares of a Fund held in its general account will be represented at the Special Meeting by Northwestern Mutual and voted in the same proportion as the aggregate of the votes cast with respect to shares of such Fund held in all of Northwestern Mutual's 1940 Act Separate Accounts.

Shareholder Proposals


   RIF is not required, and does not intend, to hold regular annual meetings of Shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of Shareholders should send their written proposals to RIF's offices, 909 A Street, Tacoma, Washington 98402, Attn: Secretary, so they are received within a reasonable time before any such meeting. The Trustees know of no business, other than the matters mentioned in the Notice and described above, that is expected to come before the Special Meeting. An opportunity will be provided at the Special Meeting for Shareholders present in person to present a motion to the Special Meeting. Should any properly presented motion or any other matter requiring a vote of Shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named as proxies will vote on such matters according to their best judgment in the interests of RIF.


Annual and Semi-Annual Reports

   The Funds' most recent audited financial statements and Annual Report, for the fiscal year ended December 31, 2002, has been previously mailed to Shareholders, and is available free of charge. If you have not received an Annual Report for the Fund(s) in which you are an investor, or would like to receive additional copies, free of charge, please contact your Participating Insurance Company or contact RIF by mailing a request to Russell Investment Funds, 909 A Street, Tacoma, WA 98402, calling 1-800-787-7354, faxing 253-591-3495, or logging onto www.russell.com.

                 LIST OF NAMES AND ADDRESSES OF MONEY MANAGERS


   The following is a list of names and addresses of the Money Managers for the Funds. The Money Managers have no affiliations with the Funds or the Funds' service providers other than their management of Fund assets. These managers may also serve as Money Managers or advisers to other investment companies unaffiliated with RIF, other Funds in RIF, or to other clients of FRIMCo or of Frank Russell Company, including Frank Russell Company's wholly-owned subsidiary, Frank Russell Trust Company.

                            Multi-Style Equity Fund

   Alliance Capital Management L.P., through its Bernstein Investment Research and Management Unit, 1345 Avenue of the Americas, New York, NY 10105.

   Barclays Global Investors, N.A., 45 Fremont Street, San Francisco, CA 94105.

   Brandywine Asset Management, LLC, 201 North Walnut Street, Suite 1200, Wilmington, DE 19801.

   Jacobs Levy Equity Management, Inc., 100 Campus Drive, P.O. Box 650, Florham Park, NJ 07932-0650.

   Montag & Caldwell, Inc., 3455 Peachtree Road, N.E., Suite 1200, Atlanta, GA 30326-3248.

   Strong Capital Management, Inc., 100 Heritage Reserve, P.O. Box 2936, Menomonee Falls, WI 53201.

   Turner Investment Partners, Inc., 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312-2414.

   Westpeak Global Advisors, L.P., 1470 Walnut Street, Boulder, CO 80302.

                            Aggressive Equity Fund

   CapitalWorks Investment Partners, LLC, 402 West Broadway, 25th Floor, San Diego, CA 92101.

   David J. Greene and Company, LLC, 599 Lexington Avenue, New York, NY 10022.

   Geewax, Terker & Company, 414 Old Baltimore Pike, Chadds Ford, PA 19317.

   Goldman Sachs Asset Management, L.P., 32 Old Slip, 17th Floor, New York, NY 10005.

   Jacobs Levy Equity Management, Inc., 100 Campus Drive, P.O. Box 650, Florham Park, NJ 07932-0650.

   Suffolk Capital Management, LLC, 1633 Broadway, 40th Floor, New York, NY
10019.

   Systematic Financial Management, L.P., 300 Frank Burr Boulevard, Glenpointe East, 7th Floor, Teaneck, NJ 07666-6703.

   TimesSquare Capital Management, Inc., Four Times Square, 25th Floor, New York, NY 10036-9998.

                                 Non-U.S. Fund

   AQR Capital Management, LLC, 900 Third Avenue, 17th Floor, New York, NY
10022.

   Fidelity Management & Research Company, 82 Devonshire Street, Boston, MA 02109-3614.

   Oechsle International Advisors, LLC, One International Place, 23rd Floor, Boston, MA 02110.

   The Boston Company Asset Management, LLC, One Boston Place, 14th Floor, Boston, MA 02108-4402.

                          Real Estate Securities Fund

   AEW Management and Advisors, L.P., World Trade Center East, Two Seaport Lane, Boston, MA 02110-2021.

   INVESCO Realty Advisors, a division of INVESCO Institutional (N.A.), Inc., One Lincoln Center, Suite 700, 540 LBJ Freeway - LB2, Dallas, TX 75240.

   RREEF America L.L.C., 875 North Michigan Avenue, 41st Floor, Chicago, IL 60611-1901.

                                Core Bond Fund

   Pacific Investment Management Company LLC, 840 Newport Center Drive, Suite 300, P.O. Box 6430, Newport Beach, CA 92658-6430.

   TimesSquare Capital Management, Inc., Four Times Square, 25th Floor, New York, NY 10036-9998.

                        BENEFICIAL OWNERS OF THE FUNDS





       Fund Name                  Beneficial Owner              Shares     Percent
       ---------                  ----------------              ------     -------

Aggressive Equity Fund. NORTHWESTERN MUTUAL LIFE INSURANCE   3,547,964.146  32.47%
                        COMPANY VARIABLE LIFE ACCOUNT
                        ATTN MUTUAL FUND ACCOUNTING N13NW
                        720 E WISCONSIN AVE
                        MILWAUKEE WI 53202-4797

Aggressive Equity Fund. NORTHWESTERN MUTUAL LIFE INSURANCE   3,149,877.814  28.82%
                        COMPANY ACCOUNT B
                        ATTN MUTUAL FUND ACCOUNTING N13NW
                        720 E WISCONSIN AVE
                        MILWAUKEE WI 53202-4797

Aggressive Equity Fund. NORTHWESTERN MUTUAL LIFE INSURANCE   2,113,066.894  19.34%
                        COMPANY NML ACCOUNT
                        ATTN INVESTMENT ACCOUNTING W6NE
                        720 E WISCONSIN AVE
                        MILWAUKEE WI 53202-4797

Aggressive Equity Fund. METLIFE INVESTORS INSURANCE CO         769,857.015   7.04%
                        D/B/A COVA VARIABLE ANNUITY
                        ACCOUNT ONE
                        4700 WESTOWN PKWY BLDG 4 STE 200
                        W DES MOINES IA 50266-6718

Core Bond Fund......... NORTHWESTERN MUTUAL LIFE INSURANCE   5,875,027.139  42.63%
                        COMPANY ACCOUNT B
                        ATTN MUTUAL FUND ACCOUNTING N13NW
                        720 E WISCONSIN AVE
                        MILWAUKEE WI 53202-4797

Core Bond Fund......... NORTHWESTERN MUTUAL LIFE INSURANCE   3,562,880.737  25.85%
                        COMPANY VARIABLE LIFE ACCOUNT
                        ATTN MUTUAL FUND ACCOUNTING N13NW
                        720 E WISCONSIN AVE
                        MILWAUKEE WI 53202-4797

Core Bond Fund......... METLIFE INVESTORS INSURANCE CO D/B/A 2,931,355.113  21.27%
                        COVA VARIABLE ANNUITY ACCOUNT ONE
                        4700 WESTOWN PKWY BLDG 4 STE 200
                        W DES MOINES IA 50266-6718

Multi-Style Equity Fund NORTHWESTERN MUTUAL LIFE INSURANCE   7,629,642.658  31.94%
                        COMPANY VARIABLE LIFE ACCOUNT
                        ATTN MUTUAL FUND ACCOUNTING N13NW
                        720 E WISCONSIN AVE
                        MILWAUKEE WI 53202-4797

Multi-Style Equity Fund NORTHWESTERN MUTUAL LIFE INSURANCE   6,852,407.910  28.69%
                        COMPANY ACCOUNT B
                        ATTN MUTUAL FUND ACCOUNTING N13NW
                        720 E WISCONSIN AVE
                        MILWAUKEE WI 53202-4797

Multi-Style Equity Fund METLIFE INVESTORS INSURANCE CO D/B/A 3,961,061.583  16.58%
                        COVA VARIABLE ANNUITY ACCOUNT ONE
                        4700 WESTOWN PKWY BLDG 4 STE 200
                        W DES MOINES IA 50266-6718

Multi-Style Equity Fund NORTHWESTERN MUTUAL LIFE INSURANCE   2,909,427.235  12.18%
                        COMPANY NML ACCOUNT
                        ATTN INVESTMENT ACCOUNTING W6NE
                        720 E WISCONSIN AVE
                        MILWAUKEE WI 53202-4797

         Fund Name                    Beneficial Owner              Shares     Percent
         ---------                    ----------------              ------     -------

Non-U.S. Fund.............. NORTHWESTERN MUTUAL LIFE INSURANCE   6,051,959.653  30.88%
                            COMPANY NML ACCOUNT
                            ATTN INVESTMENT ACCOUNTING W6NE
                            720 E WISCONSIN AVE
                            MILWAUKEE WI 53202-4797

Non-U.S. Fund.............. NORTHWESTERN MUTUAL LIFE INSURANCE   5,409,132.985  27.60%
                            COMPANY VARIABLE LIFE ACCOUNT
                            ATTN MUTUAL FUND ACCOUNTING N13NW
                            720 E WISCONSIN AVE
                            MILWAUKEE WI 53202-4797

Non-U.S. Fund.............. NORTHWESTERN MUTUAL LIFE INSURANCE   4,994,865.060  25.48%
                            COMPANY ACCOUNT B
                            ATTN MUTUAL FUND ACCOUNTING N13NW
                            720 E WISCONSIN AVE
                            MILWAUKEE WI 53202-4797

Non-U.S. Fund.............. METLIFE INVESTORS INSURANCE CO D/B/A 1,923,278.596  9.81%
                            COVA VARIABLE ANNUITY ACCOUNT ONE
                            4700 WESTOWN PKWY BLDG 4 STE 200
                            W DES MOINES IA 50266-6718

Real Estate Securities Fund NORTHWESTERN MUTUAL LIFE INSURANCE   7,021,781.858  43.41%
                            COMPANY ACCOUNT B
                            ATTN MUTUAL FUND ACCOUNTING N13NW
                            720 E WISCONSIN AVE
                            MILWAUKEE WI 53202-4797

Real Estate Securities Fund NORTHWESTERN MUTUAL LIFE INSURANCE   4,454,811.254  27.54%
                            COMPANY NML ACCOUNT
                            ATTN INVESTMENT ACCOUNTING W6NE
                            720 E WISCONSIN AVE
                            MILWAUKEE WI 53202-4797

Real Estate Securities Fund NORTHWESTERN MUTUAL LIFE INSURANCE   3,194,786.492  19.75%
                            COMPANY VARIABLE LIFE ACCOUNT
                            ATTN MUTUAL FUND ACCOUNTING N13NW
                            720 E WISCONSIN AVE
                            MILWAUKEE WI 53202-4797

Real Estate Securities Fund NORTHWESTERN MUTUAL LIFE INSURANCE     876,730.131   5.42%
                            COMPANY ACCOUNT C
                            ATTN MUTUAL FUND ACCOUNTING N13NW
                            720 E WISCONSIN AVE
                            MILWAUKEE WI 53202-4797

PROXY CARD                                                            PROXY CARD

                            RUSSELL INVESTMENT FUNDS
                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON OCTOBER 3, 2003


The undersigned, having received Notice of the Special Meeting of Shareholders of Russell Investment Funds ("RIF") to be held on October 3, 2003, at 9:30 a.m., Pacific Time, at the offices of RIF located at 909 A Street, Tacoma, Washington and the related proxy statement, and hereby revoking all Proxies heretofore given with respect to shares to be voted at the Special Meeting, hereby appoints each of David Craig, Greg Lyons, Mary Beth Rhoden and Mark Swanson, or any of them, as Proxies of the undersigned with power to act without the others and with full power of substitution, to vote on behalf of the undersigned as indicated on this proxy card all of the shares in the funds of RIF which the undersigned is entitled to vote at the Special Meeting and at any adjournment or postponement thereof, as fully as the undersigned would be entitled to vote if personally present.


THIS PROXY IS SOLICITED ON BEHALF OF RIF'S BOARD OF TRUSTEES. Shares will be voted as you specify. The Board of Trustees of RIF recommends that you vote FOR
                                                                            ---
each proposal. IF THIS PROXY CARD IS SIGNED, DATED AND RETURNED WITH NO CHOICE INDICATED AS TO ONE OR MORE PROPOSALS ON WHICH SHARES REPRESENTED BY THIS PROXY CARD ARE ENTITLED TO BE VOTED, SUCH SHARES SHALL BE VOTED FOR EACH SUCH
                                                          ---
PROPOSAL. The Proxies are authorized in their discretion to transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof. If you vote via facsimile, do not return this proxy card by mail.


                                         VOTE VIA FACSIMILE: 1-888-796-9932

                                         Note: Please sign exactly as your name
                                         appears on this Proxy card and date. If
                                         signing for estates, trusts or
                                         corporations, title or capacity should
                                         be stated. If shares are held jointly,
                                         each holder should sign.

                                         _______________________________________
                                         Signature

                                         _______________________________________
                                         Signature (if held jointly)

                                         _______________________________________
                                         Date                          RIF_13381

FUND                       FUND                          FUND
----                       ----                          ----
Aggressive Equity Fund     Core Bond Fund                Multi-Style Equity Fund
Non-U.S. Fund              Real Estate Securities Fund


Please vote by filling in the appropriate box below. If you do not mark one or more proposals your Proxy will be voted FOR each such proposal.
                                        ---


PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE: [X]


---------------------------------------------------------------------------
[_] To vote FOR ALL Funds on ALL Proposals mark this box. (No other vote is
            ---
necessary.)
---------------------------------------------------------------------------


1.  Elect three members of the Board of Trustees of RIF:         FOR          WITHHOLD      FOR ALL
                                                                 ALL            ALL         EXCEPT
    Nominee:  01. Michael J.A. Phillips                          [_]            [_]           [_]
              02. Daniel P. Connealy
              03. Julie W. Weston

    Instruction: To withhold authority to vote for any individual nominee, mark the "For All Except" box and write the number and name of any such nominee on the line immediately below.

    ______________________________________

2.  Approve a change to the fundamental investment objective:

                        FOR  AGAINST ABSTAIN                             FOR  AGAINST ABSTAIN                  FOR  AGAINST  ABSTAIN
Aggressive Equity Fund  [_]    [_]     [_]   Core Bond Fund              [_]    [_]     [_]   Multi-Style Fund [_]    [_]      [_]
Non-U.S. Fund           [_]    [_]     [_]   Real Estate Securities Fund [_]    [_]     [_]

3. Approve the reclassification of the investment objective from "fundamental" to "non-fundamental":

                        FOR  AGAINST ABSTAIN                             FOR  AGAINST ABSTAIN                  FOR  AGAINST  ABSTAIN
Aggressive Equity Fund  [_]    [_]     [_]   Core Bond Fund              [_]    [_]     [_]   Multi-Style Fund [_]    [_]      [_]
Non-U.S. Fund           [_]    [_]     [_]   Real Estate Securities Fund [_]    [_]     [_]

          EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE SIGN, DATE AND
                         RETURN YOUR PROXY CARD TODAY!

VOTING INSTRUCTION CARD     RUSSELL INVESTMENT FUNDS     VOTING INSTRUCTION CARD
                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON OCTOBER 3, 2003
                           [NAME OF INSURANCE COMPANY]


The undersigned, revoking all voting instructions heretofore given with respect to shares to be voted at the Special Meeting of Shareholders of Russell Investment Funds ("RIF") to be held on October 3, 2003 at 9:30 a.m., Pacific Time, at the offices of RIF located at 909 A Street, Tacoma, Washington, hereby instructs all shares of RIF deemed attributable to the undersigned's contract or policy with the issuing insurance company named above be voted as indicated on the Voting Instruction Card at the Special Meeting and at any adjournment or postponement thereof. The issuing insurance company named above and any proxies appointed by it are authorized in their discretion to transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.


VOTING INSTRUCTIONS ARE SOLICITED BY THE ISSUING INSURANCE COMPANY NAMED ABOVE ON BEHALF OF RIF'S BOARD OF TRUSTEES. Shares will be voted as you specify. The Board of Trustees of RIF recommends that you vote FOR each proposal. IF THIS
                                                  ---
VOTING INSTRUCTION CARD IS SIGNED, DATED AND RETURNED WITH NO CHOICE INDICATED AS TO ONE OR MORE PROPOSALS ON WHICH SHARES REPRESENTED BY THE UNDERSIGNED'S CONTRACT OR POLICY ARE ENTITLED TO BE VOTED, SUCH SHARES SHALL BE VOTED FOR EACH
                                                                        ---
SUCH PROPOSAL. If you vote via telephone, facsimile or the Internet, do not return this Voting Instruction Card by mail.


                            VOTE VIA FACSIMILE: 1-888-796-9932
                            VOTE VIA TELEPHONE: 1-866-235-4258
                            VOTE VIA THE INTERNET: https://vote.proxy-direct.com
                            ----------------------------------------------------
                            CONTROL NUMBER: 999 9999 9999 999
                            ----------------------------------------------------

                            Note: Please sign exactly as your name appears on this Voting Instruction Card and date. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.

                            ____________________________________________________
                            Signature

                            ____________________________________________________
                            Signature (if held jointly)

                            ____________________________________________________
                            Date                                      RIF_13381

FUND                      FUND                           FUND
----                      ----                           ----
Aggressive Equity Fund    Core Bond Fund                 Multi-Style Equity Fund
Non-U.S. Fund             Real Estate Securities Fund

Please provide voting instructions by filling in the appropriate box below. If you do not mark one or more proposals, the shares attributable to your contract or policy will be voted FOR each such proposal.
                        ---

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  EXAMPLE: [X]


---------------------------------------------------------------------------
[_] To vote FOR ALL Funds on ALL Proposals mark this box. (No other vote is
            ---
    necessary.)
---------------------------------------------------------------------------


1.       Elect three members of the Board of Trustees of RIF:                    FOR       WITHHOLD        FOR ALL
                                                                                 ALL         ALL           EXCEPT
         Nominee:  01  Michael J.A. Phillips
                   02  Daniel P. Connealy                                        [_]         [_]             [_]
                   03  Julie W. Weston

         Instruction: To withhold authority to vote for any individual nominee, mark "For All Except" and write the number and name of any such nominee on the line immediately below.

         _______________________________________

2. Approve a change to the fundamental investment objective:

                       FOR  AGAINST ABSTAIN                             FOR  AGAINST  ABSTAIN                  FOR  AGAINST ABSTAIN

Aggressive Equity Fund [_]    [_]     [_]   Core Bond Fund              [_]    [_]     [_]    Multi-Style Fund [_]    [_]     [_]
Non-U.S. Fund          [_]    [_]     [_]   Real Estate Securities Fund [_]    [_]     [_]

3. Approve the reclassification of the investment objective from "fundamental" to "non-fundamental":

                       FOR  AGAINST ABSTAIN                             FOR AGAINST ABSTAIN                    FOR  AGAINST ABSTAIN

Aggressive Equity Fund [_]    [_]     [_]   Core Bond Fund              [_]    [_]     [_]    Multi-Style Fund [_]    [_]     [_]
Non-U.S. Fund          [_]    [_]     [_]   Real Estate Securities Fund [_]    [_]     [_]

    YOUR VOTING INSTRUCTIONS ARE IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR
                         VOTING INSTRUCTION CARD TODAY.

                                    July 2003

TO:  CONTRACT OWNERS, POLICY OWNERS AND PAYEES
     INVESTED IN RUSSELL INVESTMENT FUNDS

     A Special Meeting of the Shareholders of Russell Investment Funds ("RIF") will be held on Friday, October 3, 2003, at 9:30 a.m., Pacific Time, at the offices of RIF, 909 A Street, Tacoma, Washington 98402. Although you are not a shareholder of RIF, all or part of the value of your Northwestern Mutual variable annuity contract or variable life insurance policy is invested in shares of RIF through NML Variable Annuity Account B or Northwestern Mutual Variable Life Account, respectively. Your variable annuity contract or variable life policy provides that you have the right to instruct Northwestern Mutual how the shares attributable to your contract or policy should be voted at the Special Meeting.

     We have enclosed a booklet from RIF containing a Letter to Shareholders, Notice of Special Meeting and a Proxy Statement. Also enclosed is a Voting Instruction Card for each such contract or policy you have invested in RIF. This material describes in detail the matters to be considered at the Special Meeting, which include the election of three trustees, changes to RIF's fundamental investment objectives, and reclassification of RIF's investment objectives from fundamental to non-fundamental, and contains a phone number you can call if you have questions regarding the Special Meeting. After reviewing the material, please complete and sign each Voting Instruction Card and return it in the self-addressed, postage-paid envelope provided or transmit your voting instructions via facsimile, telephone or the Internet as described in the Voting Instruction Card. Shares of RIF attributable to your variable annuity contract or variable life policy will be voted by Northwestern Mutual in accordance with your instructions.

     Your voting instructions must be received by 4:00 p.m., Eastern Time, on September 30, 2003. Shares of each fund of RIF held through NML Variable Annuity Account B or Northwestern Mutual Variable Life Account as to which no timely voting instructions are received will be voted by Northwestern Mutual in proportion to the instructions received from those contract owners, policy owners and payees who furnish timely instructions with respect to shares of that fund held in the respective Account.

     We recommend that you instruct Northwestern Mutual to vote FOR the election of the three trustees and FOR each of the other proposals presented in the Proxy Statement.


                                      The Northwestern Mutual Life
                                      Insurance Company


                                      Mason G. Ross,
                                      Executive Vice President
                                      and Chief Investment Officer